                             TRUST ACCOUNT AGREEMENT

     THIS TRUST ACCOUNT AGREEMENT (the "Agreement"), effective this 12th day of
March, 2003, by and among AMERICAN EMPIRE SURPLUS LINES INSURANCE COMPANY, a
Delaware corporation (hereinafter referred to as the "GRANTOR"), THE PROVIDENT
BANK, an Ohio corporation and a member of the Federal Reserve System
(hereinafter referred to as the "TRUSTEE"), and FIDELITY EXCESS AND SURPLUS
INSURANCE COMPANY, an Ohio corporation (hereinafter referred to as the
"BENEFICIARY").

     1. The GRANTOR hereby enters into this Agreement and establishes a trust account (the "Trust Account") with the TRUSTEE for the sole use and benefit of the BENEFICIARY.

     2. The TRUSTEE hereby represents and warrants (a) it is organized under or is chartered under the laws of the United States or a State thereof and has been granted authority to operate with fiduciary powers; (b) it is regulated, supervised, and examined by Federal or State officials that have regulatory authority over banks and trust companies; and (c) it is a member of the Federal
Reserve System.

     3. Simultaneously with the execution of this Agreement, the GRANTOR shall deposit in the Trust Account the Trust Assets (as defined in Section 4) having a current fair market value at least equal to the Ultimate Net Aggregate Losses under the Reinsurance Agreement effective January 1, 2002 between GRANTOR and
BENEFICIARY (the "Reinsurance Agreement"). GRANTOR shall at all times continue to maintain Trust Assets having a current fair market value at least equal to the Ultimate Net Aggregate Losses of GRANTOR under the Reinsurance Agreement.
All Trust Assets shall belong to GRANTOR and may be held in the GRANTOR's name.
At the time of depositing Trust Assets, the GRANTOR shall provide the TRUSTEE with executed assignments or endorsements in blank for all Trust Assets to enable the BENEFICIARY, or the TRUSTEE upon direction by the BENEFICIARY, to negotiate whenever necessary any Trust Assets without consent or signature from the GRANTOR or any other person or entity.

     4. All Trust Assets deposited with the TRUSTEE shall be valued by the
TRUSTEE on the basis of current fair market value, and shall consist only of any combination of (a) cash (United States legal tender) and (b) investments of the types permitted by the Ohio Insurance Laws which are listed by the Securities
Valuation Office of the National Association of Insurance Commissioners and
which qualify as admitted assets for BENEFICIARY. Notwithstanding the foregoing, the Trust Assets may not include capital stock or fixed income securities below investment grade by national rating agencies. No more than 10% of the Trust
Assets may be obligations of a single issuer. TRUSTEE shall have no obligation to determine if the Trust Assets are so qualified.

     5. The term "BENEFICIARY" includes any successor of the BENEFICIARY by operation of law, including, without limitation, any liquidator, rehabilitator, receiver, or conservator.

     6. The BENEFICIARY shall have right to withdraw Trust Assets from the Trust
Account at any time, without notice to the GRANTOR, subject only to written notice from the BENEFICIARY to the TRUSTEE. No other statement or document need be presented in order for the BENEFICIARY to withdraw Trust Assets from the
Trust Account, except that the TRUSTEE may require the BENEFICIARY to acknowledge receipt of the withdrawn Trust Assets.

     7. BENEFICIARY may use and apply any Trust Assets drawn upon the Trust
Account without diminution because of the insolvency of the BENEFICIARY or the
GRANTOR.

     8. Except as set forth herein, this Agreement is not subject to any conditions or qualifications.

     9. The TRUSTEE shall:

     (a)  Receive and hold all Trust Assets in a safe place in the TRUSTEE's office in the United States. TRUSTEE may hold registered securities in nominee name. Further, TRUSTEE is authorized to hold securities under such depository arrangements as the TRUSTEE deems advisable and in the case of obligations of the United States federal government, TRUSTEE may hold such securities under the Federal Reserve book entry system.

     (b)  Determine that all Trust Assets are in such form that the BENEFICIARY or the TRUSTEE, upon direction by the BENEFICIARY, may whenever necessary negotiate any Trust Assets, without consent or signature from the GRANTOR or other person or entity.

     (c)  Furnish to the GRANTOR and the BENEFICIARY a statement of all Trust
          Assets in the Trust Account upon its inception and at intervals no less frequently than the end of each calendar quarter.

     (d)  Notify the GRANTOR and the BENEFICIARY within ten (10) days of any deposits to or withdrawals from the Trust Account.

     (e)  Upon written demand of the BENEFICIARY, immediately take any and all steps necessary to transfer absolutely and unequivocally all right, title and interest in the Trust Assets held in the Trust Account to the BENEFICIARY and deliver physical custody of the Trust Assets to the BENEFICIARY.

     (f)  Allow no substitutions or withdrawals of Trust Assets from the Trust
          Account without written instructions from the BENEFICIARY, except as follows:

          (i)  the TRUSTEE may, without the consent of but with notice to the
               BENEFICIARY, upon call or maturity of any Trust Asset withdraw such

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               Trust Asset upon condition that the proceeds are paid into the
               Trust Account; and

          (ii) the TRUSTEE may, without prior approval of the BENEFICIARY, invest funds and accept substitutions which the TRUSTEE has determined are at least equal in current fair market value to the
               Trust Assets withdrawn and which are consistent with the
               provisions in Section 4 of this Agreement regarding the
               composition, of the Trust Assets.

     10. BENEFICIARY shall, at any time and from time to time, upon receipt of written request from GRANTOR, deliver written instructions to TRUSTEE allowing
GRANTOR to withdraw from the Trust Account any portion of the Trust Assets which exceed 102% of the actual amount of Trust Assets required to be maintained under
Section 3 hereof.

     11. The TRUSTEE may resign upon delivery of a written notice of resignation, effective not less than ninety (90) days after receipt by the
BENEFICIARY and GRANTOR of the notice. The TRUSTEE may be removed by the GRANTOR by delivery to the TRUSTEE and the BENEFICIARY of a written notice of removal, effective not less than ninety (90) days after receipt by the TRUSTEE and the
BENEFICIARY of the notice. No such resignation or removal shall be effective until a successor trustee has been duly appointed and approved by the
BENEFICIARY and the GRANTOR and all Trust Assets in the Trust Account have been duly transferred to a new trustee.

     12. The TRUSTEE is prohibited from invading the Trust Account for the purpose of receiving compensation or reimbursement of expenses as TRUSTEE.

     13. The TRUSTEE shall be liable for its own negligence, willful misconduct or lack of good faith.

     14. Prior to their sale or transfer under this Agreement, the GRANTOR has full and unqualified right to vote any shares of stock in the Trust Account and to receive from time to time payments of any dividends or interest upon any securities included in the Trust Account. Any such interest or dividend shall be forwarded to the GRANTOR promptly upon receipt by the TRUSTEE.

     15. The BENEFICIARY may at any time designate a party to whom all or part of the Trust Assets are to be transferred. Such transfer may be conditioned upon the simultaneous receipt of the TRUSTEE of other specified Trust Assets.

     16. Upon termination of the Trust Account, all Trust Assets not previously withdrawn by the BENEFICIARY shall, be delivered over to the GRANTOR, subject to the written consent of the BENEFICIARY.

     17. This Agreement shall be governed by the laws of the State of Ohio, which is the state wherein the Trust Account is established.

     18. This Agreement may be amended only upon the written consent of the
GRANTOR, the BENEFICIARY and the TRUSTEE.

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     19. This Agreement shall be binding upon and inure to the benefit of the parties hereto, their successors and assigns.

     20. This Agreement is not subject to any conditions or qualifications which are not set forth herein.

     21. This Agreement may be executed in counterparts which together shall constitute one and the same Agreement.

     IN WITNESS WHEREOF, the parties have executed this Agreement by their respective duly authorized representatives effective as of the date first written above.

     EXECUTED AT CINCINNATI, OHIO.

AMERICAN EMPIRE SURPLUS LINES INSURANCE COMPANY,
as GRANTOR

By: /s/ Ronald C. Hayes
    ----------------------------------
    Ronald C. Hayes
Title: Assistant Secretary

THE PROVIDENT BANK, as TRUSTEE

By: /s/ Glenn P. Hamilton
    ----------------------------------
    Glenn P. Hamilton
Title: Vice President

FIDELITY EXCESS AND SURPLUS INSURANCE COMPANY,
as BENEFICIARY

By: /s/ Ronald C. Hayes
    ----------------------------------
    Ronald C. Hayes
Title: Assistant Secretary

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